Supplement dated March 14, 2014
to the Prospectus for Principal Variable Contracts Funds, Inc.
dated May 1, 2013

(as supplemented on May 9, 2013, June 14, 2013, November 19, 2013,
November 22, 2013, and January 30, 2014)

(Not all Accounts are offered in all variable annuity and variable life contracts.)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

ACCOUNT SUMMARIES

DIVERSIFIED INTERNATIONAL ACCOUNT

In the Average Annual Total Returns table, delete the index information and substitute:

Average Annual Total Returns
For the periods ended December 31, 2012	1 Year	5 Years	10 Years
MSCI ACWI Ex-U.S. Index (reflects no deduction for fees, expenses, or taxes)	16.83%	-2.89%	9.74%
MSCI EAFE Index NDTR D (reflects no deduction for fees, expenses, or taxes)	-12.14%	-4.72%	4.67%

Add the following paragraph after the last paragraph in the Performance section:

Effective March 1, 2014, the Account's primary benchmark changed from the MSCI EAFE Index NDTR D to the MSCI ACWI Ex-U.S. Index because the MSCI ACWI Ex-U.S. Index more closely aligns with the Fund’s investments in developed and emerging markets than the MSCI EAFE Index NDTR D.